Exhibit 10.4

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER

This Fifth Amendment to Loan and Security Agreement and Waiver (this “Amendment”) is executed on October 6, 2023 and effective as of September 30, 2023, by and among COMERICA BANK (“Bank”), INTERPACE BIOSCIENCES, INC., a Delaware corporation (“Parent”), INTERPACE DIAGNOSTICS CORPORATION, a Delaware corporation (“Diagnostics Corporation”), INTERPACE DIAGNOSTICS, LLC, a Delaware limited liability company (“Diagnostics” and together with Parent, and Diagnostics Corporation, the “Borrowers” and each individually a “Borrower”).

RECITALS

A. Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of October 13, 2021, as it may be amended, restated, supplemented or replaced from time to time, including, without limitation, by that certain First Amendment to Loan and Security Agreement and Consent dated as of November 1, 2021, that certain Second Amendment to Loan and Security Agreement and Waiver entered into as of April 22, 2022, that certain Third Amendment to Loan and Security Agreement and Waiver entered into as of June 13, 2022, and that certain Fourth Amendment to Loan and Security Agreement and Waiver entered into as of October 31, 2022 (as amended, the “Agreement”). The parties desire to amend the Agreement and Borrowers have requested that Bank waive a certain Event of Default, all as set forth below.

NOW, THEREFORE, the parties agree as follows:

1. Borrowers failed to comply with Section 6.2(ii) of the Agreement by having a going concern qualification issued in connection with its 2022 fiscal year audit (the “Covenant Violation”). Borrowers requested that Bank waive the Events of Default that occurred as a result of the Covenant Violation. Bank hereby waives the Events of Default that occurred as a result of the Covenant Violation (“Waiver”). This Waiver is specific as to content and time, shall be limited precisely as written, and shall not constitute a waiver of any other current or future default or Event of Default or breach of any covenant contained in the Agreement or the terms and conditions of any other Loan Documents. Bank expressly reserves all of its various rights, remedies, powers and privileges under the Agreement and the other Loan Documents due to any other default, Event of Default or breach not waived herein.

2. Exhibit A of the Agreement is amended by amending and restating the following defined term to read in their entirety as follows:

“Borrowing Base” means, as of any date of determination, an amount equal to eighty percent (80%) of Eligible Accounts, all as determined by Bank, with reference to the most recent Borrowing Base Certificate delivered by Borrowers or from other information then available to Bank including information obtained from working capital or other similar audits conducted by or on behalf of Bank; less such reserves as may be established by Bank in its good faith credit judgment, from time to time; provided, that the advance rate above and the definitions of Borrowing Base and Eligible Accounts set forth herein are subject to adjustment by Bank after the Closing Date, in its sole good faith discretion, based on its audits and examinations of the Collateral. Notwithstanding anything to the contrary set forth herein, outstanding Advances based on Medicare Accounts (excluding Accounts owing in connection with the Medicare Advantage program related to thyroid tests) and Accounts owing by any other Government Account Debtor or in connection with any Government Reimbursement Program (excluding, for the avoidance of doubt, Accounts owing in connection with the Medicare Advantage program related to thyroid tests), shall not collectively exceed One Million Five Hundred Thousand Dollars ($1,500,000) at any time.

“CMS” means the Centers for Medicare and Medicaid Services.

“Consolidated Net Income (or Deficit)” means the consolidated net income (or deficit) of any Person and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, after eliminating therefrom all extraordinary nonrecurring items of income.

“Consolidated Total Interest Expense” means with respect to any Person for any period, the aggregate amount of interest required to be paid or accrued by a Person and its Subsidiaries during such period on all Indebtedness of such Person and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any capitalized lease or any synthetic lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

“Daily Adjusting Term SOFR Rate” means, for any day, the rate per annum equal to the Term SOFR Screen Rate at or about 8:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical) on such day with a term of one (1) month, plus one-tenth of one percent (.10%); provided that if such rate is not published on such determination date then the rate will be the Term SOFR Screen Rate on the first Business Day immediately prior thereto.

“EBITDA” means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income of Borrowers and their Subsidiaries for such fiscal period, plus (b) in each case to the extent deducted in the calculation of the Borrowers’ Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Borrowers’ Consolidated Total Interest Expense paid or accrued during such period, plus (iv) non-cash expense associated with granting stock options during such period, and minus, to the extent added in computing Consolidated Net Income, and without duplication, interest income of Borrowers and their Subsidiaries for such period and less all of Borrowers’ and their Subsidiaries’ non-recurring revenue and gains (including income tax benefits) for such period, all as determined in accordance with GAAP.

“Revolving Line” means a Credit Extension of up to Five Million Dollars ($5,000,000) (inclusive of the aggregate limits of the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit and the corporate credit cards issued to Borrowers, or any of them, and merchant credit card processing reserves under the Credit Card Services Sublimit).

“Revolving Maturity Date” means September 30, 2024.

“Trigger Event” means the occurrence of aggregate outstanding Advances in excess of Two Million Five Hundred Thousand Dollars ($2,500,000).

3. Clauses (b), (c) and (e) of the definition of Eligible Accounts are amended and restated to read in their entirety as follows:

“ (b) [Reserved];”

“(c) Accounts (other than Medicare Accounts) with respect to an account debtor, including Subsidiaries and Affiliates of such account debtor, whose total obligations to Borrowers, or any one of them, exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;”

“(e) Accounts (other than Medicare Accounts) with respect to which the account debtor is the United States of America or any state or political subdivision thereof, or by any department, agency, public body corporate or other instrumentality of the foregoing, unless all necessary steps are taken to comply with the Assignment of Claims Act of 1940 (31 U.S.C. 3727), as amended, or with any comparable state or local law, if applicable, and all other necessary steps are taken to perfect Bank’s security interest in such Account;”

4. The defined term “Non-Formula Amount” set forth in Exhibit A to the Agreement is deleted.

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5. Section 4.4 of the Agreement is amended and restated to read in its entirety as follows”

“4.4 Cash Collateral Arrangement.

(a) Subject to Section 6.6, each Borrower agrees to notify all account debtors and other parties obligated to such Borrower that all payments made to such Borrower by electronic funds transfer shall be remitted to one or more collection account(s) established and maintained by Borrowers at Bank (the “Collection Account”), and each Borrower shall include a like statement on all invoices. Each Borrower agrees that immediately upon an Event of Default or the Trigger Event occurring and continuing, the Obligations shall be on a “remittance basis” and each Borrower’s Collection Account(s) shall, upon the occurrence and during the continuance of an Event of Default or the Trigger Event, convert to a non-interest bearing deposit account with Bank (each a “Springing DOF Account”) to which Bank shall have exclusive access and control; provided that, upon any written waiver by the Bank of all then-outstanding Event(s) of Default or the end of the Trigger Event in accordance with the provisions of this Agreement, each such Springing DOF Account shall promptly convert/revert to a Collection Account;

(b) Upon the occurrence and during the continuance of an Event of Default or the Trigger Event, each Borrower shall hold in trust for Bank all amounts that such Borrower receives despite the directions to make payments to the Springing DOF Account(s), and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit into the Springing DOF Account(s). Each Borrower hereby authorizes Bank to transfer to the Springing DOF Account(s) any amounts that Bank reasonably determines are proceeds of the Accounts (provided that Bank is under no obligation to do so and this allowance shall in no event relieve any Borrower of its obligations hereunder).

(c) Each Borrower shall execute all documents and authorizations as required by Bank, including but not limited to, documentation and authorizations to establish and maintain the Springing DOF Account(s). Each Borrower further acknowledges and agrees that upon the occurrence and during the continuance of an Event of Default or the Trigger Event: (i) such Borrower shall not be an authorized signer on any Springing DOF Account; (ii) such Borrower shall not order or write checks on any Springing DOF Account; and (iii) each Springing DOF Account: (A) shall be non-interest bearing; and (B) may not be used to initiate or authorize debit transactions of any kind, including, but not limited to: writing of paper or electronic checks, over the counter withdrawals, ATM Card or Check Card withdrawals, account transfers from the account, ACH debit transactions and debit wire transfers; provided that, upon any written waiver from the Bank of all then-outstanding Event(s) of Default or the end of the Trigger Event in accordance with the provisions of this Agreement and resultant conversion/reversion of each Springing DOF Account to a Collection Account, the provisions of the sentence shall promptly cease to apply to such account.

(d) All items or amounts which are remitted or otherwise delivered by or for the benefit of a Borrower to Bank on account of partial or full payment of, or with respect to, any Collateral shall, on a daily basis, in accordance with Bank’s standard procedures and practices, be deposited to such Borrower’s Collection Account(s) maintained at Bank so long as no Event of Default nor the Trigger Event has occurred and is continuing. If an Event of Default or the Trigger Event has occurred and is continuing, all items or amounts remitted to the Springing DOF Account(s) or otherwise delivered by or for the benefit of a Borrower to Bank shall (at the Bank’s discretion), on a daily basis, be applied to the payment of any Obligations, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion. Each Borrower agrees that Bank shall not be liable for any loss or damage which such Borrower may suffer as a result of Bank’s processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, incidental, special, consequential, or punitive damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Each Borrower agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, reasonable attorneys’ fees and including claims, damages, fines, expenses, liabilities or causes of action of whatever kind resulting from Bank’s own negligence, except to the extent (but only to the extent) caused by Bank’s gross negligence or willful misconduct.”

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6. Sections 6.2(a) and (b) of the Agreement are amended and restated to read in their entirety as follows:

“(a) Parent shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer of Parent in substantially the form of Exhibit D hereto, together with aged listings by invoice date of Borrowers’ accounts receivable and accounts payable, and an inventory report, all in form and substance reasonably acceptable to Bank (i) within thirty (30) days after the last day of each month or (ii) no later than Friday of each week if a Trigger Event has occurred and is continuing.

(b) Parent shall deliver or cause to be delivered to Bank, on behalf of all Borrowers, with the monthly financial statements a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer of a Borrower in substantially the form of Exhibit E hereto (i) within thirty (30) days after the last day of each month or (ii) no later than Friday of each week if a Trigger Event has occurred and is continuing.”

7. Section 6.7(b) of the Agreement is amended and restated to read in its entirety as follows:

(b) Minimum EBITDA. A minimum EBITDA, calculated on a trailing three (3) months basis ending on the date of determination, of not less than the amounts below during the periods set forth below, tested monthly:

Testing Period	Minimum Trailing 3 Months EBITDA
August 30, 2023 through and including December 31, 2023	$100,000
January 1, 2024 through and including March 31, 2024	$200,000
April 1, 2024 through and including June 30, 2024	$250,000
July 1, 2024 through and including December 31, 2024	$300,000”

8. New Section 6.12 is added to the Agreement to read in its entirety as follows:

“6.12 CMS Notice. Borrowers shall immediately provide Bank with a copy of any notice received by a Borrower that CMS will cease reimbursements for any tests.”

9. New Section 8.11 is added to the Agreement to read in its entirety as follows:

“8.11 Discontinuation of CMS Reimbursement. If a Borrower receives notice from CMS that CMS will discontinue reimbursements for any tests that, collectively, comprise more than more than 10% of such Borrower’s revenue or EBITDA, based on Borrowers’ financial statements for the most recently ended fiscal year.”

10. Exhibits C and D to the Agreement are replaced with Exhibits C and D attached to this Amendment.

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11. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

12. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

13. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment except to the extent such representation or warranty expressly relates to an earlier date, and that no Event of Default has occurred and is continuing.

14. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrowers;

(b) Corporation and Limited Liability Company Resolutions and Incumbency Certification (Authority to Procure Joint Loans), duly executed by Borrowers;

(c) a Consent to Electronic Delivery of Terms and Conditions, ESign Disclosure and Consent, duly consented to by each Borrower, the subordinated creditor, and authorized signers;

(d) a nonrefundable, fully earned, amendment fee in the amount of Fifteen Thousand Dollars ($15,000), which may be debited from any Borrower’s accounts; and

(e) all Bank Expenses incurred through the date of this Amendment, which may be debited from any of any Borrower’s accounts; and

(f) such other documents, and completion of such other matters, as Bank may reasonably request.

15. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

INTERPACE BIOSCIENCES, INC.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS CORPORATION

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS, LLC

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

COMERICA BANK

By:	/s/ Shane Merkord
Name:	Shane Merkord
Title:	Senior Vice President

Signature Page to Fifth Amendment to Loan and Security Agreement and Waiver (4873-7324-1681)

EXHIBIT C

FORM OF BORROWING BASE CERTIFICATE

(See Attached)

Exhibit C - Page 1

EXHIBIT D

COMPLIANCE CERTIFICATE

Comerica Bank
Please send all Required Reporting to:	Technology & Life Sciences Division
Loan Analysis Department
250 Lytton Avenue
3rd Floor, MC 4240
Palo Alto, CA 94301
Email directly to:
sgmerkord@comerica.com and
nwcompliance@comerica.com
or Fax to (425) 452-2510

FROM:	Interpace Biosciences, Inc.

The undersigned authorized Officer of Interpace Biosciences, Inc., on behalf of Borrowers (“Borrower”), hereby certifies, in such capacity and not in his or her individual capacity (and without personal liquidity) that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending ___________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8 hereof, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification.

The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by checking the applicable box for Yes or No.

REPORTING COVENANTS	REQUIRED	COMPLIES

Company Prepared Monthly F/S	Monthly, within 30 days	☐ YES	☐ NO
Compliance Certificate	Monthly, within 30 days/Each Friday
	(as applicable)	☐ YES	☐ NO

CPA Audited, Unqualified F/S	Annually, within 180 days of FYE	☐ YES	☐ NO
Borrowing Base Certificate	Monthly, within 30 days Monthly, within 30 days/Each Friday (as applicable)	☐ YES	☐ NO

A/R Agings by Invoice Date	Monthly, within 30 days Monthly, within 30 days/Each Friday (as applicable)	☐ YES	☐ NO

NP Agings by Invoice Date	Monthly, within 30 days Monthly, within 30 days/Each Friday (as applicable)	☐ YES	☐ NO

Intellectual Property Report	Quarterly, within 30 days	☐ YES	☐ NO

This section only to be required and filled out if Public:

10-Q	Quarterly, within 5 days of SEC filin (50 days)	☐ YES	☐ NO
10-K	Annually, within 5 days of SEC filing (95 days)	☐ YES	☐ NO

ACCOUNTS 6.6	REQUIRED	ACTUAL VALUES TO BE ENTERED BELOW
Total amount of Borrower’s cash and investments		Amount: $ _____________________	☐ YES	☐ NO
Total amount of Borrower’s cash and investments maintained with Bank.	See Loan Agreement Amount	Amount: $ _____________________	☐ YES	☐ NO

		DESCRIPTION	APPLICABLE
Legal Action > $500,000	Notify promptly upon notice	_____________________________	☐ YES	☐ NO
Inventory Disputes > $250,000	Notify promptly upon notice	_____________________________	☐ YES	☐ NO
Mergers & Acquisitions > $1,000,000	Notify promptly upon notice	_____________________________	☐ YES	☐ NO
Cross default with other agreements >$500,000	Notify promptly upon notice	_____________________________	☐ YES	☐ NO
Judgments:Settlements > $250,000	Notify promptly upon notice	_____________________________	☐ YES	☐ NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL*	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Liquidity (maintained at all times, reported monthly)	See Sec. 6.7(a)	$ ____________________________	☐ YES	☐ NO
Minimum EBITDA	See Sec. 6.7(b)	$ ____________________________	☐ YES	☐ NO

OTHER COVENANTS	REQUIRED	ACTUAL VALUES TO BE ENTERED BELOW	COMPLIES

Permitted Indebtedness for equipment leases	<$100,000	$ ____________________________	☐ YES	☐ NO

Exhibit D - Page 1

Permitted Investments for stock repurchase	<$100,000	$ ______________________________	☐ YES	☐ NO
Permitted Investments for subsidiaries	<$100,000	$ ______________________________	☐ YES	☐ NO
Permitted Investments for employee loans	<$100,000	$ ______________________________	☐ YES	☐ NO
Permitted Investments for joint ventures	<$100,000	$ ______________________________	☐ YES	☐ NO
Permitted Liens for equipment leases	<$100,000	$ ______________________________	☐ YES	☐ NO
Permitted Transfers	<$100,000	$ ______________________________	☐ YES	☐ NO
Permitted “other” Liens	<$100,000	$ ______________________________	☐ YES	☐ NO

*Please provide calculations with reporting to support actual values listed.

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Sincerely,

Authorized Signer

Name:

Title:

Exhibit D - Page 2

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of Interpace Biosciences, Inc., a Delaware corporation (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1	Any one (1) of the following (insert titles only) Chief Executive Officer, CFO of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations jointly and severally with Interpace Diagnostics Corporation, a Delaware corporation, and Interpace Diagnostics, LLC, a Delaware limited liability company (each a “Co-Borrower” and collectively, if more than one, the “Co-Borrowers”) from Comerica Bank (the “Bank”), up to an amount not exceeding $____________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)

Purchase, sell, exchange, assign, endorse for transfer and/or d eliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)

Give security for any liabilities of the Corporation and/or Co-Borrowers to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Co rporation’s capital stock to Bank;

(f)

Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, ap plications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)

Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan o r other cred it o r financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or d eliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described i n the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and thatthe signatures which appear below are the genuine signatures of each respectively.

The parties agree that the electronic signature of a party to this document shall be as valid as an original manually executed signature of such party and shall be effective to bind such party to this document, and that any electronically signed document (including this document) shall be deemed (i) to be “written” or “in writing ,” and (ii) to have been “signed” or “duly executed”. For purposes hereof, “electronic signature” means a manually-signed original signature that is then transmitted by electronic means or a signature through an electronic signature technology platform.

[Signature page to follow]

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

Name	Title	Signature

Thomas W. Burnell	Chief Executive Officer	/s/ Thomas W. Burnell

Christopher McCarthy	CFO	/s/ Christopher McCarthy

In Witness Whereof, I have affixed my name as Secretary on October 6, 2023.

/s/ Thomas W. Burnell
Thomas W. Burnell, as Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE,
A SHAREHOLDER OTHER THAN	THE SECRETARY WHEN THE SECRETARY IS THE
SOLE AUTHORIZED SIGNER SET FORTH	ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Directorand Officerof the Corporation.

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of Interpace Diagnostics Corporation, a Delaware corporation (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any one (1) of the following (insert titles only) Chief Executive Officer, CFO of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations jointly and severally with Interpace Biosciences, Inc., a Delaware corporation, and Interpace Diagnostics, LLC, a Delaware limited liability company (each a “Co-Borrower” and collectively, if more than one, the “Co-Borrowers”) from Comerica Bank (the “Bank”), up to an amount not exceeding $ _______________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse fortransfer and/or d eliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation and/or Co-Borrowers to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, ap plications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan o r other cred it o r financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or d eliver unto Bank, in form and content as may be req uired bythe Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively,to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and thatthe signatures which appear below are the genuine signatures of each respectively.

The parties agree that the electronic signature of a party to this document shall be as valid as an original manually executed signature of such party and shall be effective to bind such party to this document, and that any electronically signed document (including this document) shall be deemed (i) to be “written” or “in writing,” and (ii) to have been “signed” or “duly executed”. For purposes hereof, “electronic signature” means a manually-signed original signature that is then transmitted by electronic means or a signature through an electronic signature technology platform.

[Signature page to follow]

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

Name	Title	Signature

Thomas W. Burnell	Chief Executive Officer	/s/ Thomas W. Burnell

Christopher McCarthy	CFO	/s/ Christopher McCarthy

In Witness Whereof, I have affixed my name as Secretary on October 6, 2023.

/s/ Thomas W. Burnell
Thomas W. Burnell, as Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE,
A SHAREHOLDER OTHER THAN	THE SECRETARY WHEN THE SECRETARY IS THE
SOLE AUTHORIZED SIGNER SET FORTH	ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Directorand Officerof the Corporation.

LIMITED LIABILITY COMPANY AUTHORIZATION

(AUTHORITY TO PROCURE JOINT LOANS)

As of October 6, 2023, the undersigned, being all of the members and managers (if any) of the limited liability company named below, acknowledge, confirm and certify to COMERICA BANK (“Bank”), that:

1.	Interpace Diagnostics, LLC, is a Delaware limited liability company (the “Company’).

2.	It is the judgment of the undersigned that itwill be in the best interest of the Company that it obtain a joint loan or joint loans with Interpace Biosciences, Inc., a Delaware corporation, and Interpace Diagnostics Corporation, a Delaware corporation (each a “Borrower” and collectively, if more than one, the “Borrowers”) (the Company and the Borrower(s) are herein together called the “Joint Borrowers”), from Bank in aggregate amount not to exceed ______________ Dollars ($ ___________); [IF LEFT BLANK, THEN UNLIMITED]

3.	Any one (1) of the following Chief Executive Officer, CFO of the Company (the “Authorized Sig ner(s)”):

TYPE OR PRINT NAME(S) OF AUTHORIZED SIGNER(S)

INDIVIDUAL NAME	TITLE	SIGNATURE

Thomas W. Burnell	Chief Executive Officer	/s/ Thomas W. Burnell

Christopher McCarthy	CFO	/s/ Christopher McCarthy

is/are authorized to:

(a)	Negotiate and procure joint loans, letters of credit and other credit or financial accommodations with the Borrower(s), or any of them, from the Bank;

(b)	Discount with said Bank, commercial or other business paper belonging to the Company and/or the Joint Borrowers, made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Company, whether or not registered in the name of the Company;

(d)	Give security for any liabilities of the Joint Borrowers to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible, of the Joint Borrowers or of the Company;

(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of this Authorization, any oral! of which may relate to all or to substantially all of the Company’s property and assets; and

(f)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Company and/or the Joint Borrowers, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Company and /or the Joint Borrowers, and (iii) execute and certify borrowing base certificates, accountagings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Company and/or the Joint Borrowers.

4.	The Bank is further authorized and directed to pay the proceeds of any such loans, advances or discounts as directed by the Authorized Signer(s), Delegated Person(s) (if any), or the authorized signer(s) of any other Joint Borrower (as set forth in any resolution provided by such Joint Borrower to Bank), whether so payable to the order of any of said Authorized Signer(s), Delegated Person (s) (if any) or the other Joint Borrower (or any one or more of them) in their individual capacities or not, an d whether such proceeds are deposited to the individual cred it of any of said Authorized Signer(s), Delegated Person(s) (if any) or the other Joint Borrower (or any one or more of them), or not.

5.	This Authorization shall be effective (and Bank shall be entitled to rely fully on it) notwithstanding any contrary terms con tai n ed in any Company agreement now or hereafter adopted by the Company, and shall remain in full force and effect until the Company officially notifies the Bank to the contrary in writing (but said notice shall have no effect whatsoever on any action previously taken or any commitment previously entered into by Bank in reliance on this Authorization).

6.	The Bank may consider each Authorized Signer of the Company, each member of the Company and each manager of the Company (if any), their signatures and titles (if any), respectively,, to be and continue to be as set forth in this Authorization until notice to the contrary in writing is duly served on the Bank.

7.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of this Authorization are ratified, confirmed and approved as the act or acts of the Company.

8.	If other persons become members or managers of the Company, the Company shall notify the Bank promptly in writing of any such changes. This Authorization is not a consent by the Bank to the adding of members or managers to the Company.

9.	The Company’s Articles of Organization, Certificate of Formation, Operating Agreement, Regulations or other charter or constitutional documents, as applicable (copies of which have been provided to the Bank), are not inconsistent with this Authorization.

10.	The execution of this Authorization is not in contravention or violation of any applicable law.

11.	There are no members of the Company other than as listed below.

12.	There are no managers of the Company other than as listed below.

13.	The signatures appearing below are the genuine signatures of all of the members and managers (if any) of the Company.

14.	The parties agree that the electronic signature of a party to this document shall be as valid as an original manually executed signature of such party and shall be effective to bind such party to this document, and that any electronically signed document (including this document) shall be deemed (i) to be “written” or “in writing,” and (ii) to have been “signed” or “duly executed “. For purposes hereof, “electronic signature” means a manually-signed original sig nature that is then transmitted by electronic means o r a signature through an electronic signature technology platform.

NAMES AND SIGNATURES OF ALL MEMBERS AND MANAGERS (IF ANY) OF THE COMPANY

Member		Managers

INTERPACE BIOSCIENCES, INC., a Delaware corporation		☒ Check this box if there are no managers

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

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